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                                                                    EXHIBIT 10.8

                     AMENDED AND RESTATED LIMITED GUARANTY
                     -------------------------------------


     For value received and in consideration of any loan, advance, or financial accommodation of any kind whatsoever heretofore, now or hereafter made, given or granted to American Builders & Contractors Supply Co., Inc., a Texas corporation ("Borrower") by NationsBank of Texas, N.A., individually or as Agent (in such capacity, the "Agent") for the Lenders which are from time to time parties to the Loan Agreement (as hereinafter defined) (the "Lenders") or any of the Lenders, the undersigned, Kenneth A. Hendricks, unconditionally guaranties the full and prompt payment when due, whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter, of all of the indebtedness, liabilities and obligations of every kind and nature of Borrower to Agent or any Lender, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, joint or several, now or hereafter existing, or due or to become due, and howsoever owned, held or acquired by Agent or any Lender, whether through discount, overdraft, purchase, direct loan or as collateral or otherwise, including, without limitation, all indebtedness, liabilities and obligations of Borrower to Agent or any Lender under that certain Amended and Restated Loan and Security Agreement (the "Original Loan Agreement") dated as of July 1, 1993, by and among Borrower, Agent and the Lenders, as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of September 2, 1994 (the "First Amendment"), that certain Waiver and Second Amendment to Amended and Restated Loan and Security Agreement dated June 19, 1995 (the "Second Amendment"), that certain Third Amendment to Amended and Restated Loan and Security Agreement dated as of September 18, 1995 (the "Third Amendment"), that certain Waiver and Fourth Amendment to Amended and Restated Loan and Security Agreement dated as of September 30, 1995 (the "Fourth Amendment"), that certain Waiver and Fifth Amendment to Amended and Restated Loan and Security Agreement dated as of December 29, 1995 (the "Fifth Amendment") and that certain Waiver and Sixth Amendment to Amended and Restated Loan and Security Agreement dated as of February 8, 1996 (the "Sixth Amendment"; the Original Loan Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment and the Sixth Amendment, and as the same may at any time be further amended, is referred to hereinafter as the "Loan Agreement") (all such indebtedness, liabilities and obligations of Borrower, being hereinafter referred to as "Borrower's Obligations"). The undersigned further agrees to pay all reasonable costs and reasonable expenses, including, without limitation, all court costs and attorneys' and paralegals' fees and expenses paid or incurred by Agent or any Lender in endeavoring to collect all or any part of Borrower's Obligations from, or in prosecuting any action against, the undersigned. The undersigned's liability with respect to Borrower's Obligations shall not exceed $7,500,000, plus all amounts, if any, provided for in the immediately preceding sentence.

     The undersigned hereby agrees that, except as hereinafter provided, his obligations under this Amended and Restated Limited Guaranty (this "Guaranty") shall be unconditional, irrespective of (i) the validity or enforceability of Borrower's Obligations or any part thereof, or of any promissory note or other document evidencing all or any part of Borrower's Obligations, (ii) the absence of any attempt to collect Borrower's Obligations from Borrower or any other guarantor or other action to enforce the same, (iii) the waiver or consent by Agent or any Lender with respect to any provision of any instrument evidencing Borrower's Obligations, or any part thereof, or any other agreement now or hereafter executed by Borrower and delivered to Agent or any Lender, (iv) failure by Agent
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to take any steps to perfect and maintain its or the Lenders' security interest in, or to preserve its or the Lenders' rights to, any security or collateral for Borrower's Obligations, (v) Agent's or any Lender's election, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C.
(S)101 et seq.), as amended (the "Bankruptcy Code"), of the application of
Section 1111(b)(2) of the Bankruptcy Code, (vi) any borrowing or grant of a security interest by Borrower as debtor-in-possession, under Section 364 of the Bankruptcy Code, (vii) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of Agent's or any Lender's claim(s) for repayment of Borrower's obligations, or (viii) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

     The undersigned hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of receivership or bankruptcy of Borrower, notice of intention to accelerate, notice of acceleration. protest or notice with respect to Borrower's Obligations and all demands whatsoever, and covenants that this Guaranty will not be discharged, except by complete performance of the obligations and liabilities contained herein. Upon any default by Borrower, as provided in any instrument or document evidencing all or any part of Borrower's obligations, including, without limitation the Loan Agreement, and the passage of one hundred fifty (150) days after acceleration of Borrower's Obligations, Agent may, at its sole election, proceed directly and at once, without notice, against the undersigned to collect and recover the full amount or any portion of Borrower's obligations, without first proceeding against Borrower, or any other person, firm, or corporation, or against any security or collateral for Borrower's Obligations. Agent shall have the exclusive right to determine the application of payments and credits, if any, from the undersigned, Borrower or from any other person, fir-in or corporation, on account of Borrower's Obligations or of any other liability of the undersigned to Agent or any Lender.

     Agent and Lenders are hereby authorized, without notice or demand and without affecting the liability of the undersigned hereunder, to, from time to time, (i) renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, Borrower's Obligations or otherwise modify, amend or change the terms of any promissory note or other agreement, document or instrument now or hereafter executed by Borrower and delivered to Lender; (ii) accept partial payments on Borrower's Obligations; (iii) take and hold security or collateral for the payment of Borrower's Obligations guaranteed hereby, or for the payment of this Guaranty, or for the payment of any other guaranties of Borrower's Obligations or other liabilities of Borrower, and exchange, enforce, waive and release any such security or collateral; (iv) apply such security or collateral and direct the order or manner of sale thereof as in its discretion it may determine; and (v) settle, release, compromise, collect or otherwise liquidate Borrower's obligations and any security or collateral therefor in any reasonable manner, without affecting or impairing the obligations of the undersigned hereunder.

     At any time any of Borrower's Obligations are due, Agent may, in its sole discretion, without notice to the undersigned and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of Borrower's Obligations (i) any indebtedness due or to become due from Agent or any Lender to the undersigned, and (ii) any monies, credits or other property belonging to the undersigned, at any time held by or coming into

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the possession of Agent or any Lender or any affiliate of Agent or any Lender, whether for deposit or otherwise.

     The undersigned hereby assumes responsibility for keeping himself informed of the financial condition of Borrower, and any and all endorsers and/or other guarantors of any instrument or document evidencing all or any part of Borrower's Obligations and of all other circumstances bearing upon the risk of nonpayment of Borrower's Obligations or any part thereof that diligent inquiry would reveal and the undersigned hereby agrees that Agent and Lenders shall have no duty to advise the undersigned of information known to Agent or Lenders regarding such condition or any such circumstances. In the event Agent or any Lender, in its sole discretion, undertakes at any time or from time to time to provide any such information to the undersigned, Agent or such Lender shall be under no obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, Agent or such Lender wishes to maintain confidential or (iii) to make any other or future disclosures of such information or any other information to the undersigned.

     The undersigned consents and agrees that Agent and Lenders shall be under no obligation to marshall any assets in favor of the undersigned or against or in payment of any or all of Borrower's Obligations. The undersigned further agrees that, to the extent that Borrower makes a payment or payments to Agent or any Lender, or Agent or any Lender receives any proceeds of collateral, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to Borrower, its estate, trustee, receiver or any other party, including, without limitation, the undersigned, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, Borrower's Obligations or the part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred.

     Until the payment and performance in full of all of the Borrower's Obligations and the termination of all financing arrangements between the Agent and each Lender, on the one hand, and the Borrower, on the other hand, including the termination of all commitments of the Lenders under the Loan Agreement, the undersigned waives all claims for subrogation, reimbursement, exoneration, contribution and indemnification in respect of sums paid or payable to Agent or any Lender by the undersigned hereunder. The undersigned hereby waives any right to enforce any remedy which Agent or any Lender now has or may hereafter have against Borrower, any endorser or any other guarantor of all or any part of Borrower's Obligations. The undersigned hereby waives any benefit of, and any right to participate in, any security or collateral given to Agent or any Lender to secure payment of Borrower's Obligations. No payment made by or for the account or benefit of the undersigned (including, without limitation, (i) a payment made by Borrower in respect of Borrower's obligations or (ii) a payment made by any person under any other guaranty of Borrower's Obligations) pursuant to this Guaranty shall entitle the undersigned, by subrogation, reimbursement, exoneration, contribution, indemnification or otherwise to any payment by Borrower or from or out of any property of Borrower. The undersigned further agrees that any and all claims of the undersigned against Borrower, any endorser or any other guarantor of all or any part of

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Borrower's Obligations, or against any of their properties, shall be subordinate and subject in right of payment to the prior payment, in full, of all principal and interest, all reasonable costs of collection (including attorneys, and paralegals' fees and expenses) and any other liabilities or obligations owing to Agent or any Lender by Borrower which may arise either with respect to or on any note, instrument, document, item, agreement or other writing heretofore, now or hereafter delivered to Agent or any Lender. The undersigned also waives all setoffs and counterclaims and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty. The undersigned further waives all notices of the existence, creation or incurring of new or additional indebtedness, arising either from additional loans extended to Borrower or otherwise, and also waives all notices that the principal amount, or any portion thereof, and/or any interest on any instrument or document evidencing all or any part of Borrower's Obligations is due, notices of any and all proceedings to collect from the maker, any endorser or any other guarantor of all or any part of Borrower's Obligations, or from anyone else, and, to the extent permitted by law, notices of exchange, sale, surrender or other handling of any security or collateral given to Agent or any Lender to secure payment of Borrower's obligations.

     No delay on the part of Agent or any Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Agent or any Lender of any right or remedy shall preclude any further exercise thereof; nor shall any modification or waiver of any of the provisions of this Guaranty be binding upon Agent or any Lender, except as expressly set forth in a writing duly signed and delivered on Agent's or such Lender's behalf by Agent. Agent's or any Lender's failure at any time or times hereafter to require strict performance by Borrower or the undersigned of any of the provisions, warranties, terms and conditions contained in any promissory note, security agreement, agreement, guaranty, instrument or document now or at any time or times hereafter executed by Borrower or the undersigned and delivered to Agent or any Lender shall not waive, affect or diminish any right of Agent or any Lender at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of Agent or any Lender, its agents, officers or employees, unless such waiver is contained in an instrument in writing signed by Agent and directed to Borrower or the undersigned, as applicable, specifying such waiver. No waiver by Agent or any Lender of any default shall operate as a waiver of any other default or the same default on a future occasion, and no action by Agent or any Lender permitted hereunder shall in any way affect or impair Agent's or any Lender's rights or the obligations of the undersigned under this Guaranty. Any determination by a court of competent jurisdiction of the amount of any principal and/or interest owing by Borrower to Agent or any Lender shall be conclusive and binding on the undersigned irrespective of whether the undersigned was a party to the suit or action in which such determination was made.

     This Guaranty shall be binding upon the undersigned and upon the heirs, legal representatives, successors and assigns of the undersigned and shall inure to the benefit of Agent's and Lenders' successors and assigns; all references herein to Borrower and to the undersigned shall be deemed to include their respective successors and assigns. Borrower's successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for Borrower. All references to the singular shall be deemed to include the plural where the context so requires.

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     THIS GUARANTY HAS BEEN EXECUTED, DELIVERED AND ACCEPTED AT AND SHALL BE
DEEMED TO HAVE BEEN MADE AT CHICAGO, ILLINOIS, AND SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE LAWS AND DECISIONS OF THE STATE OF ILLINOIS, AND THE UNDERSIGNED AGREES TO THE EXCLUSIVE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT WITHIN COOK COUNTY, ILLINOIS, AND WAIVES ANY OBJECTION WHICH THE UNDERSIGNED MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING IN ANY SUCH COURT. THE UNDERSIGNED AGREES THAT ALL SERVICE OF PROCESS UPON HIM BE MADE BY REGISTERED MAIL OR MESSENGER DIRECTED TO HIM AT THE ADDRESS SET FORTH BELOW AND THAT SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR THREE (3) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED TO THE UNDERSIGNED'S ADDRESS BY THE UNDERSIGNED'S AGENT AS SET FORTH BELOW. THE UNDERSIGNED HEREBY IRREVOCABLY APPOINTS CT CORPORATION, 208 SOUTH LASALLE STREET, CHICAGO, ILLINOIS, 60604, AS HIS AGENT FOR THE PURPOSE OF ACCEPTING THE SERVICE OF ANY PROCESS WITHIN THE STATE OF ILLINOIS. AT THE OPTION OF AGENT, THE UNDERSIGNED WAIVES, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY, AND WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF AGENT OR ANY LENDER. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF AGENT OR ANY LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF AGENT OR ANY LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST THE UNDERSIGNED OR HIS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

     Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

     This Guaranty is executed and delivered in amendment and restatement of the terms of, but not in discharge, novation or satisfaction of the obligations evidenced by, that certain Limited Guaranty, dated July 1, 1993, delivered by the undersigned to American National Bank and Trust Company of Chicago, as Agent for the benefit of the Lenders (the "Prior Guaranty"). The obligations of the undersigned under the Prior Guaranty are hereafter governed by the terms of this Guaranty.

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     IN WITNESS WHEREOF, this Guaranty has been duly executed by the undersigned this 8th day of February, 1996.


                                          ___________________________________
                                          KENNETH A. HENDRICKS


Accepted in Chicago, Illinois
this 8th day of February, 1996


NATIONSBANK OF TEXAS, N.A., as Agent


By__________________________________
Name________________________________
Title_________________________________


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